                                                                    EXHIBIT 3(b)


                BROKER-DEALER SUPERVISORY AND SELLING AGREEMENT
                            FOR VARIABLE CONTRACTS



This Broker-Dealer Supervisory and Selling Agreement (the "Agreement") is made this _____ day of _________________, 19___, by and among the "INSURER" (either SECURITY LIFE OF DENVER INSURANCE COMPANY "SECURITY LIFE" or FIRST ING LIFE INSURANCE COMPANY OF NEW YORK "FIRST ING", whichever is the issuer of the Contracts), ING AMERICA EQUITIES, INC. ("ING AMERICA EQUITIES"), a broker-dealer registered with the Securities and Exchange Commission ("SEC") under the Securities Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"), _____________________________________________ ("SELLING BROKER-DEALER"), also a broker-dealer registered with the SEC under the 1934 Act and a member of the NASD, and any insurance AGENCY subsidiaries or affiliates ("AGENCY OR Agencies") of SELLING BROKER-DEALER, as listed on the signature pages of this Agreement.


                                   RECITALS


     WHEREAS, the INSURER issues certain variable life insurance policies and variable annuity contracts (the "Contracts") and offers for sale such Contracts in accordance with federal securities laws and the applicable laws of those states in which the Contracts have been qualified for sale; and

     WHEREAS, the INSURER has authorized ING AMERICA EQUITIES, as principal underwriter and distributor of the Contracts, to enter into agreements, subject to the consent of the INSURER, with SELLING BROKER-DEALERS and the Agencies for the distribution of the Contracts; and

     WHEREAS, SELLING BROKER-DEALER and the Agencies wish to participate in the distribution of the Contracts, which are deemed to be securities under the Securities Act of 1933 (the "1933 Act"); and

     WHEREAS, SELLING BROKER-DEALER has registered representatives ("Representatives") who are also licensed and appointed as life insurance agents of the INSURER, who will solicit and sell the Contracts; and

     WHEREAS, SELLING BROKER-DEALER proposes to undertake certain supervisory and administrative obligations described below in connection with the distribution of the Contracts.


                                  AGREEMENTS


     NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.   RELATIONSHIP OF PARTIES.  The INSURER is the Insurer and issuer of
     -----------------------
     Contracts covered by this Agreement. ING AMERICA EQUITIES is the principal underwriter and distributor of the Contracts. SELLING BROKER-DEALER represents that it is a registered broker-dealer under the 1934 Act and a member of the NASD. The INSURER hereby appoints the Agencies under the insurance laws and the INSURER and ING AMERICA EQUITIES authorize the SELLING BROKER-DEALER under the securities laws to distribute the Contracts. SELLING BROKER-DEALER agrees to supervise the Representatives in connection with the distribution, solicitation and sale of the Contracts and to perform other services as described below.

2.   AUTHORITY AND DUTIES OF SELLING BROKER-DEALER.  SELLING BROKER-DEALER
     ---------------------------------------------
     agrees that it shall, at all times when performing its functions under this Agreement, be registered as a securities broker-dealer with the SEC and will maintain its membership with the NASD, and shall be licensed or registered as a securities broker-dealer in the states that require such licensing or registration in connection with supervision and other services pertaining to Contract sales activities. SELLING BROKER-DEALER shall distribute the Contracts and agrees that it shall have all the attendant duties, responsibilities and liabilities associated with that function, for compliance, supervision and servicing purposes. SELLING BROKER-DEALER agrees to use its best efforts to find suitable purchasers for the Contracts.

     a)   SELECTION AND SUPERVISION OF REPRESENTATIVES.  SELLING BROKER-DEALER
          --------------------------------------------
          shall select and employ Representatives and shall have full responsibility for the training, supervision and control of such Representatives as contemplated by Section 15(b)(4)(E) of the 1934 Act and applicable NASD Rules. Such Representatives shall be subject to the control of SELLING BROKER-DEALER with respect to such persons' securities-regulated activities in connection with the Contracts. SELLING BROKER-DEALER shall cause such Representatives to be NASD registered representatives and appropriately licensed with SELLING BROKER-DEALER before such Representatives engage in the solicitation of applications for the Contracts and shall cause such Representatives to limit solicitation of applications for the Contracts to jurisdictions where such Representatives are licensed and where the INSURER has authorized solicitations of its Contracts. SELLING BROKER-DEALER agrees that it will permit only its Representatives who are appointed with the INSURER to solicit and sell the Contracts.

          The INSURER and ING AMERICA EQUITIES shall not have any responsibility for the supervision of any Representative or any other associated person or affiliate of SELLING BROKER-DEALER. If the act or omission of a Representative or any other associated person or affiliate of SELLING BROKER-DEALER is the proximate cause of any claim, damage or liability (including reasonable attorneys' fees) to the INSURER or ING AMERICA EQUITIES, SELLING BROKER-DEALER shall be entirely responsible and liable therefor.

     b)   NOTICE OF REPRESENTATIVE'S NONCOMPLIANCE.  In the event a
          ----------------------------------------
          Representative fails or refuses to submit to supervision of SELLING BROKER-DEALER, ceases to be a Representative of SELLING BROKER-DEALER, or fails to meet the rules and standards imposed by SELLING BROKER-DEALER on its Representatives, SELLING BROKER-DEALER shall certify such fact to the INSURER in writing immediately, and shall immediately notify such Representative that he or she is no longer authorized to sell the Contracts.

     c)   COMPLIANCE WITH NASD RULES OF FAIR PRACTICE AND FEDERAL AND STATE
          -----------------------------------------------------------------
          SECURITIES LAWS.  SELLING BROKER-DEALER shall fully comply with the
          ---------------
          requirements of the 1934 Act and all other applicable federal or state laws and with the rules of the NASD and shall establish such rules and procedures as may be necessary to cause diligent supervision of the securities activities of Representatives. SELLING BROKER-DEALER agrees to maintain appropriate books, records and supervisory procedures as are required by the SEC, NASD and other regulatory Agencies having jurisdiction.

     d)   PURCHASER SUITABILITY.  SELLING BROKER-DEALER shall be responsible for
          ---------------------
          suitability and shall take reasonable steps to ensure that its Representatives shall not make recommendations to applicants to purchase Contracts in the absence of reasonable grounds to believe the purchase of each Contract is suitable for the applicant. The procedure shall include review of all proposals and applications for Contracts for suitability and completeness and correctness as to form as well as review and endorsement on an internal record of SELLING BROKER-DEALER of the transactions. SELLING BROKER-DEALER shall promptly forward to the INSURER'S Customer Service Center all applications found suitable, together with any payments received with the applications, without deduction or reduction. The INSURER reserves the right to reject any Contract application and return any payment made in connection with an application which is rejected. Unless otherwise agreed, Contracts issued on applications accepted by the INSURER shall be forwarded to the Representative of SELLING BROKER-DEALER for delivery to the Contract owner.

     e)   PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.  ING AMERICA
          --------------------------------------------------
          EQUITIES shall provide SELLING BROKER-DEALER with prospectuses and any supplements or amendments thereto, and the Statement of Additional Information ("SAI") describing the Contracts subject to this Agreement. The INSURER is responsible for maintaining in effect, in accordance with the requirements of the SEC, each Registration Statement of which the prospectus is part. The INSURER shall immediately notify SELLING BROKER-DEALER of the issuance of any stop order or any federal or state regulatory proceeding which would prevent the sale of their respective Contracts in any state or jurisdiction. SELLING BROKER-DEALER shall ensure compliance with the prospectus delivery requirements of the 1933 Act. SELLING BROKER-DEALER agrees to deliver a copy of the SAI concurrently with a copy of the prospectus to all California Contract applicants and to Contract applicants in other jurisdictions where such delivery may be required.

     f)   ADVERTISING AND SALES PROMOTION MATERIALS.  SELLING BROKER-DEALER
          -----------------------------------------
          shall perform the selling functions required by this Agreement only in accordance with the terms and conditions of the then current prospectus applicable to the Contracts and shall make no representations not included in the prospectus or in any authorized supplemental material, including illustrations. SELLING BROKER-DEALER warrants that only advertising and sales materials, including illustrations, approved by the INSURER and ING AMERICA EQUITIES will be used by its Representatives in the solicitation and sale of the Contracts.

     g)   SECURING APPLICATION.  Each application for a Contract shall be made
          --------------------
          on an application form provided by the INSURER and all payments collected by SELLING BROKER-DEALER or any of its Representatives shall be remitted promptly in full, together with such application form and any other required documentation directly to the INSURER at the address indicated on such application or to such other address as may be designated by the INSURER. All such payments and documents shall be the property of the INSURER. SELLING BROKER-DEALER shall review all such applications for completeness and for compliance with the conditions herein including the suitability and prospectus delivery requirements set forth above under Sections 2(d) and (e). Check or money order in payment of such Contracts should be made payable to the order of SECURITY LIFE or First ING, whichever is the issuer of the Contracts. All applications are subject to acceptance or rejection by the Insurer in its sole discretion.

3.   AUTHORITY AND DUTIES OF AGENCY.
     ------------------------------

     a.   RESPONSIBILITIES OF THE AGENCY.
          ------------------------------

          (i) The AGENCY agrees to procure applications for the Insurer's Contracts. Production must be through the SELLING BROKER-DEALER and subagents appointed by the AGENCY, who are duly appointed by the Insurer.

          (ii) The AGENCY warrants that it and all of its subagents appointed pursuant to this Agreement shall not solicit nor aid, directly or indirectly, in the solicitation of any application for any Contract until they are fully licensed by the proper authorities under the applicable insurance laws within the applicable jurisdictions where the AGENCY and subagents propose to offer the Contracts, where the Insurer is authorized to conduct business and where the Contracts may be lawfully sold.

          (iii) The AGENCY shall periodically provide the Insurer with a list of all subagents appointed by the AGENCY and the jurisdictions where such subagents are licensed to solicit sales of the Contracts.

          (iv) The AGENCY shall prepare and transmit the appropriate appointment forms to the Insurer. The AGENCY shall pay all fees to state insurance regulatory authorities, all initial appointment and renewal fees in connection with obtaining necessary licenses and authorizations for AGENCY and subagents to solicit and sell the Contracts. The Insurer may refuse for any reason to apply for the appointment of a subagent and may cancel any existing appointment at any time.

          (v) The AGENCY shall supervise all subagents appointed pursuant to this Agreement to solicit sales of the Contracts and bear responsibility for all acts and omissions of each subagent. The AGENCY shall comply with and exercise all responsibilities required by applicable federal and state law and regulations. The AGENCY shall train and supervise its subagents to ensure that purchase of a Contract is not recommended to an applicant in the absence of reasonable grounds to believe the purchase of the Contract is suitable for that applicant. While not limited to the following, a determination of suitability shall be based on information furnished to a subagent after reasonable inquiry of such applicant concerning the applicant's insurance and investment objectives, financial situation and needs, and the likelihood that the applicant will continue to make any premium payments contemplated by the Contracts and will keep the Contract in force.

          (vi) The AGENCY and SELLING BROKER-DEALER hereby warrant and represent that before a subagent is permitted to sell the Contracts, the AGENCY, SELLING BROKER-DEALER and subagent shall have entered into a written agreement pursuant to which: (i) subagent is appointed a subagent of the AGENCY and a Representative of SELLING BROKER-DEALER, (ii) subagent agrees that his or her selling activities relating to the Contracts shall be under the supervision and control of SELLING BROKER-DEALER; and (iii) that subagent's right to continue to sell such Contracts is subject to his or her continued compliance with such agreement and any procedures, rules or regulations implemented by SELLING BROKER-DEALER and the AGENCY.

          (vii) The AGENCY agrees to treat money received or collected for the Insurer as property held in trust, and to remit such money promptly in full, together with the application form and any other required documentation, to the Insurer's Customer Service Center at the address shown on the application form for the Contract. All such payment and documents shall be the property of the Insurer.

          (viii) The AGENCY agrees to adhere to the "cash with application" requirements as set forth in the Insurer's rules and regulations, a copy of which the AGENCY acknowledges it has received. The AGENCY further agrees, when applicable, to provide the proper form of interim coverage and inform the applicant of the specific conditions of the coverage.

          (ix) The AGENCY agrees to comply with the underwriting and issue requirements of the Insurer and the applicable insurance laws and regulations of the state or states in which the AGENCY operates. Such laws and regulations include, but are not limited to, those pertaining to client funds, privacy and confidentiality, licensing, rebating, replacements, solicitation and advertising.

          (x) The AGENCY agrees to inform the Insurer of all material facts of which the AGENCY is aware relating to insurance of insureds or proposed insureds.

          (xi) The AGENCY agrees to train and exercise general supervision over subagents.

     b.   REJECTION OF SUBAGENT.
          ---------------------

          The Insurer may refuse for any reason, by written notice to the AGENCY, to permit any subagent the right to solicit applications for the sale of any of the Contracts. Upon receipt of such notice, AGENCY immediately shall cause such subagent to cease such solicitations of sales and cancel the appointment of any subagent under this Agreement.

     c.   LIMITATION OF AUTHORITY.
          -----------------------

          (i) The AGENCY shall have no authority and agrees not to bind the INSURER by any promise or agreement; incur any debt, expense, or liability whatever in its name or account; or receive any money due or to become due to the INSURER except first premiums on applications or Contracts and except where the INSURER otherwise agrees in writing.

          (ii) The AGENCY shall have no authority and agrees not to deliver any policy or allow any policy to be delivered until the first premium has been paid in full. No delivery shall take place if, after an inquiry, the AGENCY or subagent is aware that any person proposed for insurance is not in the same condition of health, habits, occupation and other facts as are represented in the application.

          (iii) The AGENCY shall have no authority and agrees not to make, modify or discharge any Contract, or bind the INSURER by making any promises respecting any Contract, except when authorized in writing to do so by an authorized officer of the INSURER.

          (iv) The AGENCY shall have no authority and agrees not to authorize or allow a subagent to do any act prohibited under this contract.

     d.   GENERAL PROVISIONS.
          ------------------

          (i) The AGENCY may not assign the rights to procure applications or be relieved of the obligations of the AGENCY under this Agreement without the INSURER'S prior written consent.

          (ii) The AGENCY shall be solely responsible for hiring any staff the AGENCY may desire and for maintaining office space and meeting necessary expenses without reimbursement from the INSURER.

          (iii) The AGENCY and its subagents shall be free to exercise independent judgment as to the time, place and means of performing all acts under this Agreement, and the relationship of the AGENCY and its subagents to the INSURER shall be that of an independent contractor. Nothing in this Agreement shall be construed to create the relationship of employer and employee between the AGENCY (or any of its subagents) and the INSURER.

          (iv) The INSURER and the AGENCY recognize and respect each other's interest in providing continuing service to those who purchase Contracts. Each party agrees to provide the others relevant information regarding the Contracts on a reasonable basis, as done in the normal course of business.

          (v) Failure of the AGENCY or the INSURER to insist upon strict compliance with any of the conditions of this agreement shall not be construed as a waiver of any such conditions.

          (vi) No oral promises or representations shall be binding nor shall this Agreement be modified except by agreement in writing, executed on behalf of the INSURER and ING AMERICA EQUITIES by a duly authorized officer of each of them.

          (vii) This Agreement supersedes all previous contracts and agreements between the AGENCY and the INSURER made for the procurement of variable products; but it shall not affect any contract or agreement between the AGENCY and the INSURER made for the procurement of non-variable insurance products, or the economic obligations of either party on existing policies which exist under any such previous or continuing contracts or agreements.

          (viii) The provisions under this Section shall survive any termination of this Agreement.

          (ix) The AGENCY hereby grants a limited Power of Attorney to the SELLING BROKER-DEALER, to execute any amendments, modifications or waivers with respect to this Agreement.

4.   PROPERTY OF INSURER.  All money payable in connection with any of the
     -------------------
     Contracts, whether as premium, purchase payment or otherwise and whether paid by or on behalf of any contract owner or anyone else having an interest in the Contracts, is the property of the INSURER and shall be transmitted immediately in accordance with the administrative procedures of the INSURER without any deduction or offset for any reason including, but not limited to, any deduction or offset for compensation claimed by SELLING BROKER-DEALER or the AGENCY.

5.   COMPENSATION.  While this Agreement is in force, ING AMERICA EQUITIES shall
     ------------
     arrange for payment to SELLING BROKER-DEALER of compensation payable on sales of the Contracts solicited in accordance with the compensation schedules attached hereto, as in effect at the time the Contract premiums or purchase payments (both referred to as "Premiums") are received by the INSURER. Compensation to the AGENCY and the Representative for Contracts solicited and sold by the

     Representative shall be governed by an agreement between SELLING BROKER-DEALER and its Representative, and to the extent deemed necessary by the SELLING BROKER-DEALER, by an agreement between the SELLING BROKER-DEALER and the AGENCY.

     Upon termination of this Agreement, all compensation to SELLING BROKER-DEALER hereunder shall cease. However, SELLING BROKER-DEALER shall be entitled to receive compensation for all new and additional premium payments which are in process at the time of termination, and shall continue to be liable for any charge-backs pursuant to the provisions of Exhibit A or B and for any other amount advanced by or otherwise due the INSURER or ING AMERICA EQUITIES.

     SELLING BROKER-DEALER represents that no commissions or other compensation based upon a percentage of premiums or based upon a percentage of assets or other valuable consideration will be paid for services rendered in soliciting the purchase of the Contracts by any person or entity which is not duly licensed and registered by the required authority and appointed by the INSURER to sell the Contracts in the state of such solicitation or sale; provided, however, that this representation shall not prohibit the payment of compensation to the surviving spouse or other beneficiary of a person entitled to receive such compensation pursuant to a bona fide written contract that calls for such payment. SELLING BROKER-DEALER agrees that no compensation of any kind other than described in this Section 5 of this Agreement is payable by the INSURER or ING AMERICA EQUITIES to SELLING BROKER-DEALER.

The amount of compensation, if any, and its time of payment for replacements, changes, conversions, exchanges, term renewals, term conversions, premiums paid in advance, policies issued on a "guaranteed issue" basis, or other special cases and programs, shall be governed by the INSURER'S underwriting and administrative rules then in effect.

     a.   COMPENSATION FOR VARIABLE LIFE CONTRACTS.  In the case of variable
          ----------------------------------------
          life Contracts, SELLING BROKER-DEALER agrees that in the event a Representative ceases to be an associated person of SELLING BROKER-DEALER or ceases to be validly licensed or registered, SELLING BROKER-DEALER shall not receive any compensation based on any Contract or on premiums or purchase payments thereafter received by the INSURER from such former Representative's customers. Provided however,

          (i) if the former Representative becomes registered and licensed with another SELLING BROKER-DEALER which has a valid Selling Agreement with the INSURER and ING AMERICA EQUITIES, the Representative is appointed by the INSURER for the sale of Contracts, and a Contract owner files a written request (change of dealer authorization) with ING AMERICA EQUITIES that such owner's Contracts be serviced through the Representative's new SELLING BROKER-DEALER, then such Contracts may be transferred by the INSURER to the Representative's new SELLING BROKER-DEALER, the compensation not paid shall be payable to the new SELLING BROKER-DEALER and the commission portion thereof shall be passed on to the Representative;

          (ii) if within 60 days after the former Representative's retirement, disability or death, SELLING BROKER-DEALER notifies the INSURER and ING AMERICA EQUITIES that a bona fide written contract exists between the Representative and SELLING BROKER-DEALER which calls for the payment of compensation to the retired Representative, surviving spouse or other beneficiary, and SELLING BROKER-DEALER agrees to continue to service each affected account, then compensation shall continue to be paid to the SELLING BROKER-DEALER as it would have been if the Representative were still licensed with the SELLING BROKER-DEALER; and

          (iii) if within 180 days after the former Representative ceases to be a Representative of SELLING BROKER-DEALER, if neither (i) nor
                 (ii) has occurred, and SELLING BROKER-DEALER designates another Representative of SELLING BROKER-DEALER who is assigned by SELLING BROKER-DEALER to service the former Representative's business, and such assigned Representative is licensed with and approved by the INSURER, then the compensation not paid shall be payable to SELLING BROKER-DEALER and the commission portion thereof shall be passed on to the assigned Representative who is servicing the former Representative's customers. If an assigned Representative is not designated within such 180 day period, SELLING BROKER-DEALER may not thereafter designate a replacement Representative for such Contracts and shall not be entitled to such compensation.

          If a Contract owner files a written request (change of dealer authorization) with ING AMERICA EQUITIES that such owner's Contracts be serviced through a new SELLING BROKER-DEALER which has a valid Selling Agreement with the INSURER, the owner's request will be honored in all cases, for purposes of servicing only. Compensation based on any Contract sold through the original SELLING BROKER-DEALER shall continue to be paid to the original SELLING BROKER-DEALER, including compensation due to an increase in coverage, as long as the Representative remains with the original SELLING

          BROKER-DEALER. Any compensation already paid pursuant to subparagraphs
          (i), (ii) or (iii) prior to ING AMERICA EQUITIES' receipt and acceptance of such written request shall not be affected. Compensation shall continue to be paid pursuant to subparagraph (i) and (ii), if applicable, regardless of any such change or additional change of broker-dealer.

     b.   COMPENSATION FOR VARIABLE ANNUITIES.  In the case of variable annuity
          -----------------------------------
          Contracts, the INSURER recognizes the Contract owners' right on issued Contracts to terminate SELLING BROKER-DEALER and/or change a SELLING BROKER-DEALER, provided that the Contract owner notifies ING AMERICA EQUITIES in writing. When a Contract owner terminates SELLING BROKER-DEALER, no further compensation on any payments due or received shall be payable to that SELLING BROKER-DEALER after the notice of termination is received and accepted by ING AMERICA EQUITIES.
          However,

          (i) when a Contract owner designates a SELLING BROKER-DEALER other than the SELLING BROKER-DEALER of record, compensation on any payments due or received shall be payable to the new SELLING BROKER-DEALER in accordance with the Compensation Schedule in effect at the time of issuance of the Contract;

          (ii) A change of dealer authorization shall be honored only if there exists a valid Selling Agreement between the INSURER, ING AMERICA EQUITIES and the new SELLING BROKER-DEALER and (A) the Contract
                                                          ---
               owner(s) requests in writing that the subagent remains as representative of record, or (B) both the former and future
                                         --
               SELLING BROKER-DEALERS direct the INSURER and ING AMERICA EQUITIES in a joint writing to transfer all policies and future compensation to the new SELLING BROKER-DEALER, or (C) the NASD approves and effects a bulk transfer of all representatives to a new SELLING BROKER-DEALER.

6.   TRAIL COMMISSIONS.  For any Contracts for which a trail commission is paid,
     ------------------
     such commission shall be credited on an annualized basis. Such commissions shall be computed monthly as of the end of each policy month on the Contract's Accumulated Value less policy debt. The trail commission shall be payable as specified in the applicable Compensation Schedule, on each Contract anniversary at the end of the Contract year. Trail commission shall be paid only if the Contract is in force on the date the trail commission becomes payable. No trail commissions whatsoever may be earned, paid, credited or accrued in any way with respect to sales in the State of New York.

7.   REFUND OF COMPENSATION.  No compensation shall be payable, and SELLING
     ----------------------
     BROKER-DEALER and AGENCY jointly and severally agree to reimburse ING AMERICA EQUITIES promptly, and in any event within 30 days, for any compensation paid to SELLING BROKER-DEALER or its Representatives under each of the following conditions: a) if the INSURER, in its sole discretion, determines not to issue the Contract applied for; b) if the INSURER refunds the premiums or purchase payments upon the applicant's surrender or withdrawal pursuant to any "free-look" privilege; c) if the INSURER refunds the premiums or purchase payments paid by applicant as a result of a complaint by applicant, recognizing that the INSURER has sole discretion to refund premiums or purchase payments; d) if the INSURER determines that any person signing an application who is required to be licensed or any other person or entity receiving compensation for soliciting purchase of the Contracts is not duly licensed to sell the Contracts in the jurisdiction of such sale or attempted sale; e) if a Contract is surrendered, lapsed or exchanged within six months of the date it was issued by the INSURER; and f) as may be otherwise provided in the Compensation Schedule.

8.   INDEBTEDNESS AND RIGHT OF SETOFF.  Nothing contained herein shall be
     --------------------------------
     construed as giving SELLING BROKER-DEALER or Representative the right to incur any indebtedness on behalf of the INSURER or ING AMERICA EQUITIES. SELLING BROKER-DEALER hereby authorizes the INSURER and ING AMERICA EQUITIES to set off liabilities, however created, of SELLING BROKER-DEALER and Representative to the INSURER and ING AMERICA EQUITIES against any and all amounts otherwise payable to SELLING BROKER-DEALER.

9.   TERMINATION.  This Agreement may not be assigned except by written mutual
     -----------
     consent and shall continue for an indefinite term, subject to the termination by any party upon ten-days' advance written notice to the other parties, except that in the event ING AMERICA EQUITIES or SELLING BROKER-DEALER ceases to be a registered broker-dealer or a member of the NASD, this Agreement shall immediately terminate. Upon its termination, all authorizations, rights and obligations shall cease, except the agreements in Sections 3, 7, 8, 12 and 13 and the payment of any accrued but unpaid compensation to SELLING BROKER-DEALER or refund of compensation due to ING AMERICA EQUITIES and the INSURER.

10.  NON-EMPLOYEE RELATIONSHIP.  For the purpose of compliance with any
     -------------------------
     applicable federal or state securities laws or regulations, SELLING BROKER-DEALER acknowledges and agrees that in performing the services covered by this Agreement, it is acting in the capacity of an independent "broker" or "dealer" as defined in the By-Laws of the NASD and not as an agent or employee of the INSURER or ING AMERICA EQUITIES or any registered investment company. In furtherance of its responsibilities as a broker or dealer, SELLING BROKER-DEALER acknowledges that it is responsible for statutory and regulatory compliance in securities transactions involving any business produced by its Representatives concerning the Contracts.

11.  NON-EXCLUSIVITY.  SELLING BROKER-DEALER agrees that no territory or product
     ---------------
     is assigned exclusively hereunder and that the INSURER and ING AMERICA EQUITIES reserve the right in their discretion to enter into Selling Agreements with other broker-dealers, and to contract with or establish one or more insurance Agencies in any jurisdiction in which SELLING BROKER-DEALER transacts business hereunder.

12.  CO-OPERATION IN INVESTIGATION.  SELLING BROKER-DEALER, AGENCY, ING AMERICA
     -----------------------------
     EQUITIES, and the INSURER jointly agree to cooperate fully in any insurance, securities or other regulatory investigation or proceeding or judicial proceeding arising in connection with any Contract. Without limiting the foregoing:

     a. SELLING BROKER-DEALER shall promptly notify the INSURER and ING AMERICA EQUITIES of any customer complaint or notice of any regulatory authority investigation or proceeding or judicial proceeding which it might receive with respect to any Contract.

     b. In the case of a substantive customer complaint, the parties shall cooperate in investigating and responding to such complaint. Any response shall be sent to the other parties to this Agreement for approval not less than five business days prior to its being sent to the customer or regulatory authority, except that if a more prompt response is required, the proposed response shall be communicated by telephone and facsimile transmission.

13.  INDEMNIFICATION.
     ---------------

     a. The INSURER and ING AMERICA EQUITIES (referred to jointly in this Section 13 as "SLD") agree to indemnify and hold harmless SELLING BROKER-DEALER and Agencies (referred to jointly in this Section 13 as the "SELLING GROUP") and such associated persons as its officers, directors, agents and employees, against any losses, claims, damages or liabilities, joint or several, to which SELLING GROUP or such associated persons may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading contained (i) in any Registration Statement, any prospectus or any document executed by SLD specifically for the purpose of qualifying a Contract for sale under the laws of any jurisdiction or (ii) in any written information or sales material authorized for and supplied or furnished to SELLING GROUP and its agents or representatives by SLD, their employees or agents, in connection with the sale of the Contract. SLD shall reimburse SELLING GROUP and each such associated person for legal or other expenses reasonably incurred by SELLING GROUP or such associated person in connection with investigating or defending any such loss, claim, damage, liability or action.

     b. The SELLING GROUP jointly and severally agree to indemnify and hold harmless SLD, and their affiliates and such associated persons as their officers, directors, agents and employees, against any losses, claims, damages or liabilities to which SLD and any such associated person may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any unauthorized use of sales materials or any oral or written misrepresentations or any unlawful sales practices concerning a Contract by the SELLING GROUP, its officers, directors, employees, agents, Representatives or associated persons; and

          (ii) claims by agents or Representatives or employees of the SELLING GROUP for commissions or other compensation or remuneration of any type; and

          (iii) failure by agents, Representatives or employees of the SELLING GROUP to comply with all applicable state insurance laws and regulations including but not limited to state licensing requirements, rebate statutes and replacement regulations, and the provisions of this Agreement; and

          (iv) telephone instructions by a Representative to SLD in connection with any Contracts.

          The SELLING GROUP shall reimburse SLD and any director, officer, employee or agent for any legal or other expenses reasonably incurred by SLD or such associated person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity provision shall be in addition to any liability which the SELLING GROUP may otherwise have.

     c. After a party entitled to indemnification receives notice of the commencement of any action, if a claim in respect thereof is to be made against any person obligated to provide indemnification, such indemnified party shall notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter. However, the omission to so notify the indemnifying party shall not relieve it from any liability except to the extent that the omission results in a failure of actual notice to the indemnifying party, and such indemnifying party is damaged solely as a result of the failure to give such notice.

14.  FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE.  SELLING BROKER-DEALER
     ------------------------------------------------
     shall secure and maintain a fidelity bond (including coverage for larceny and embezzlement), issued by a reputable bonding company, covering all of its directors, officers, agents, Representatives, associated persons and employees who have access to funds of the INSURER or ING AMERICA EQUITIES. This bond shall be maintained at SELLING BROKER-DEALER's expense in at least the amount prescribed under Article III, Section 32 of the NASD Rules of Fair Practice or future amendments thereto. SELLING BROKER-DEALER shall provide ING AMERICA EQUITIES with a copy of said bond or verification of an applicable exception before executing this Agreement. SELLING BROKER-DEALER shall also secure and maintain errors and omissions insurance acceptable to the INSURER and covering SELLING BROKER-DEALER and Representatives. SELLING BROKER-DEALER hereby assigns any proceeds received from a fidelity bonding company, errors and omissions or other liability coverage, to the INSURER or ING AMERICA EQUITIES as their interest may appear, to the extent of their loss due to activities covered by the bond, policy or other liability coverage. If there is any deficiency amount, whether due to a deductible or otherwise, SELLING BROKER-DEALER shall promptly pay such amounts on demand. SELLING BROKER-DEALER hereby indemnifies and holds harmless the INSURER and ING AMERICA EQUITIES from any such deficiency and from the costs of collection thereof, including reasonable attorneys' fees.

15.  NOTICES.  All notices to the INSURER or ING AMERICA EQUITIES should be
     -------
     mailed to:

                    ING America Equities, Inc.
                    Attn: Chief Compliance Officer
                    1290 Broadway
                    Denver, CO 80203-5699

     All notices to SELLING BROKER-DEALER and Agencies shall be duly given if mailed to:

     --------------------------------------------------------------

     --------------------------------------------------------------

     --------------------------------------------------------------

     --------------------------------------------------------------

16.  GOVERNING LAW AND VENUE.  This Agreement shall be governed by and construed
     -----------------------
     in accordance with the laws of the State of Colorado. The parties agree that the District Court for the City and County of Denver, Colorado shall have jurisdiction and be the appropriate venue for any required judicial interpretation and enforcement of this Agreement.

17.  AMENDMENT OF AGREEMENT.  The INSURER or ING AMERICA EQUITIES may amend this
     ----------------------
     Agreement, including any Exhibits and Schedules hereto, upon at least ten
     (10) days' prior written notice to SELLING BROKER-DEALER. The submission of an application for the Contracts by SELLING BROKER-DEALER after the effective date of any such amendment shall constitute agreement to such amendment. Additional Agencies may be added as parties to this Agreement at any time by a written amendment signed by the INSURER, ING AMERICA EQUITIES, SELLING BROKER-DEALER and such additional Agencies. All Agencies which are parties to this Agreement at the time of such amendment hereby consent and agree in advance to the addition of such additional Agencies.

18.  BINDING EFFECT.  This Agreement shall be binding on and shall inure to the
     --------------
     benefit of the parties to it and their respective successors in interest. If any provision of the Agreement conflicts with any other provision, or if any provision shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19.  EFFECTIVE DATE AND MERGER.  This Agreement shall be effective as of the
     -------------------------
     date it is fully executed by all parties. This Agreement, including all Exhibits and Schedules hereto, constitutes the entire Agreement between the parties and supersedes in its entirety any and all previous agreements among the parties with respect to the Contracts.

20.  EXECUTION IN COUNTERPARTS.  This Agreement may be executed simultaneously
     --------------------------
     in two or more counterparts, each of which taken together will constitute one and the same instrument.

In reliance on the representations set forth and in consideration of the undertakings described, the parties represented below do hereby contract and agree.


SECURITY LIFE OF DENVER                 ING AMERICA EQUITIES, INC.
INSURANCE COMPANY



By:                                  By:
   ---------------------------          ------------------------------

Title:                               Title:
      ------------------------             ---------------------------

(or)


FIRST ING LIFE INSURANCE COMPANY
OF NEW YORK

By:
   ---------------------------

Title:
      ------------------------


------------------------------       ---------------------------------
SELLING BROKER-DEALER                AGENCY


By:                                  By:
   ---------------------------          ------------------------------

Name:                                Name:
     -------------------------            ----------------------------

Title:                               Title:
      ------------------------             ---------------------------

------------------------------       ---------------------------------
AGENCY                               AGENCY

By:                                  By:
   ---------------------------          ------------------------------

Name:                                Name:
     -------------------------            ----------------------------

Title:                               Title:
      ------------------------             ---------------------------

Date:                                Date:
     -------------------------            ----------------------------


------------------------------       ---------------------------------
AGENCY                               AGENCY

By:                                  By:
   ---------------------------          ------------------------------

Name:                                Name:
     -------------------------            ----------------------------

Title:                               Title:
      ------------------------             ---------------------------

Date:                                Date:
     -------------------------            ----------------------------


------------------------------       ---------------------------------
AGENCY                               AGENCY

By:                                  By:
   ---------------------------          ------------------------------

Name:                                Name:
     -------------------------            ----------------------------

Title:                               Title:
      ------------------------             ---------------------------

Date:                                Date:
     -------------------------            ----------------------------

                                  SCHEDULE A

                             COMPENSATION SCHEDULE
                 TO ING AMERICA EQUITIES SELLING AGREEMENT FOR
                        SECURITY LIFE EXCHEQUER ANNUITY
           A FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED & VARIABLE
                                    ANNUITY
                      CONTRACT FORM 1192 (VA) & 1198 (VA)


This Schedule is an amendment to the Broker-Dealer Supervisory and Selling Agreement for Variable Contracts ("SELLING AGREEMENT") among ING AMERICA EQUITIES, INC. ("ING AMERICA EQUITIES"), SECURITY LIFE OF DENVER INSURANCE COMPANY ("SECURITY LIFE") and the broker-dealer and agency(s) signatory thereto, pursuant to paragraph 17 of that Selling Agreement, effective as of January 30, 1997, or as set forth below. The provisions of this Schedule will apply only to Security Life Variable Annuity Flexible Premium Deferred Combination Fixed and Variable Annuity Contracts Form 1192 (VA) & 1198 (VA) ("Contract"), solicited and issued while this Schedule is in effect. All compensation payable under this Schedule will be subject to the terms and conditions contained herein at the time of issue of the Contract by SECURITY LIFE.

ELECTION OF SCHEDULE
--------------------

The Representative of the SELLING BROKER-DEALER shall elect for each Contract the option under which commission payments will be based for that Contract.
Once an option for a Contract is elected, such option cannot thereafter be changed for such Contract. The Representative of the SELLING BROKER-DEALER may elect to be paid under either Option A or Option B, as described below. To elect Option B, the Representative of the SELLING BROKER-DEALER must designate "Option B" or "trails" in the "Representative's Report" section of the Contract application form. If Option B is not so designated on the Contract application, Option A will automatically be in effect for that Contract.

Purchase payments received for Contracts issued on or after the effective date of this Schedule will have the following commission structure:

Option A
--------

6.0% for attained annuitant ages 0 - 74

5.0% for attained annuitant ages 75 - 79

4.0% for attained annuitant ages 80 and above

Option B
--------

5.0% + 0.20% trail for attained annuitant ages 0 - 74

4.0% + 0.20% trail for attained annuitant ages 75 - 79

3.0% + 0.20% trail for attained annuitant ages 80 and above


Schedule A
Form No. 1192 (VA) & 1198 (VA)
                                                                           01/97

The sliding commission scales set forth above shall apply to all purchase payments made at these attained annuitant ages, regardless of the age of the annuitant at the time of Contract issuance.

Commissions for purchase payments received for Contracts issued prior to the effective date of this Schedule will be paid according to the Compensation
Schedule in effect at the time of such Contract issuance.


1.   Commission Calculation:  Commissions based on purchase payments will be
     ----------------------
calculated only on funds actually received and accepted by SECURITY LIFE. Commissions will be paid only on an earned basis.

2.   Trail Commission:  Under Option B, a trail commission (the percentage
     ----------------
indicated) on an annualized basis is calculated at the end of each month based on the Contract's Accumulation Value at the end of the prior month. The trail commission will be payable annually at the end of a Contract year prior to the annuity date provided the Contract is in force on such date.

3.   Compensation Payments:  Compensation on initial purchase payment will be
     ---------------------
due to the SELLING BROKER-DEALER at the time of issuance of the Contract and for all other purchase payments at the time of the receipt and acceptance of the purchase payments by SECURITY LIFE, except that the amount, if any, and the time of payment of compensation on replacements, reissues, changes, conversions, exchanges, term renewals, term conversions, premiums paid in advance, policies issued and "guaranteed issue" basis and other special cases and programs will be governed by SECURITY LIFE'S underwriting and administrative rules then in effect.

4.   Commission Chargeback:  In the event that a Contract for which a commission
     ---------------------
has been paid is surrendered by the Contract Owner or is returned to SECURITY LIFE during the Free Look Period as described in the Contract, SECURITY LIFE and ING AMERICA EQUITIES will require reimbursement from SELLING BROKER-DEALER as follows:

   . 100% of commissions paid if the event occurs during the first six months of the Contract.

   . 50% of commissions paid if the event occurs during the second six months of the Contract.

If a purchase payment for which a commission has been paid is refunded by SECURITY LIFE, a reimbursement of the commissions paid on the amount refunded will be due from the SELLING BROKER-DEALER.

The reimbursement may be deducted by ING AMERICA EQUITIES from the next, or any subsequent, commission payment to SELLING BROKER-DEALER.

If the amount to be reimbursed exceeds compensation otherwise due, SELLING BROKER-DEALER shall promptly reimburse ING AMERICA EQUITIES before the next commission cycle.

5.   Termination and Amendment:  SECURITY LIFE and ING AMERICA EQUITIES reserve
     -------------------------
the right to terminate or amend this Schedule by providing written notification to the SELLING BROKER-DEALER in accordance with Sections 9, 15 and 17 of the Selling Agreement. With the exception of the terms changed by any such Amendment, all other terms and conditions of the original Schedule shall remain in full force and effect.

This Schedule shall be effective as of January 30, 1997, or the date the operative Selling Agreement is accepted and executed by SECURITY LIFE, whichever is later.


Schedule A
Form No. 1192 (VA) & 1198 (VA)
                                                                           01/97

                                  SCHEDULE B

                             COMPENSATION SCHEDULE
                           TO SELLING AGREEMENT FOR
                            SECURITY LIFE FIRSTLINE
               VARIABLE LIFE POLICY FORM 1191 (VUL) & 1197 (VUL)

This Schedule is an amendment to the ING AMERICA EQUITIES, INC. ("ING AMERICA EQUITIES") Selling Agreement by and among the parties pursuant to paragraph 17 of that Selling Agreement, effective as of May 1, 1995, or as set forth below. The provisions of this Schedule shall apply only to Security Life FirstLine Flexible Premium Variable Universal Life policies Form 1191 (VUL) & 1197 (VUL), solicited and issued while this Schedule is in effect. All compensation payable under this Schedule shall be subject to the terms and conditions contained herein at the time of issue of the policy by SECURITY LIFE OF DENVER INSURANCE COMPANY ("SECURITY LIFE").


                                                  Commissions On
                                                  Premium Payments
                                                  -----------------

                                                  A       B       C
                                                  -----------------
Fully Underwritten (Non-Guaranteed Issue)         95%     4%      2%



                                     Notes


1.  Commission Structure:
    --------------------

          TARGET PREMIUM                        CALCULATION

          First target          A% of all premium allocated to the first target,
                                regardless of policy year.



          Renewals B% of all premium above the first target in policy years 1-10



          Ultimate C% of all premium received after the 10th policy anniversary


2.  Target Premium:  The target premium is an amount determined from tables
    --------------
published by SECURITY LIFE with respect to a policy or rider upon which commissions are based. As it applies to future business, the target premium may be changed from time to time by SECURITY LIFE. The target premium applicable to a particular coverage shall be determined from the table in force when the first premium for such coverage is entered as paid in the accounting records of SECURITY LIFE.

Schedule B
Form No. 1191 (VUL) & 1197 (VUL)                                         05/1/95

3.  Trail Commissions:  A trail commission of 0.10% on an annualized basis is
    -----------------
calculated at the end of each month based on the policy's Account Value less policy debt at the end of the prior month. The trail commission begins at the earlier of:

    a.  the tenth policy anniversary, or


    b. the end of the policy year in which the cumulative premium payments less partial withdrawals equals or exceeds the guideline single premium as defined by the Internal Revenue Code.


The trail commission is payable annually at the end of a policy year provided the policy is in force (and not subject to the Grace Period provision) on such date.

If trail commissions begin prior to the tenth policy anniversary pursuant to b) above, the trail commission in the first year will be calculated for the entire year.

4.  Riders:  Waiver of Cost of Insurance Rider, Additional Insured Rider,
    ------
Children's Insurance Rider, Guaranteed Insurability Rider, Accidental Death Benefit Rider and Waiver of Specified Premium Rider are commissionable and will have a separate target premium which is set at issue and is level thereafter. The Adjustable Term Insurance Rider has no target premium associated with it. Flat extra ratings with a duration of six years or more are commissionable and substandard table ratings are commissionable based upon the first year additional cost of insurance charge. The only rider available for Guaranteed Issue is the Adjustable Term Rider.


5.  Commission Calculation:  Commissions shall be calculated only on premium
    ----------------------
actually received and accepted by SECURITY LIFE. Commissions shall be paid only on an earned basis.

6.  Premium Allocation:  If the Stated Death Benefit has been increased since
    ------------------
the policy date, premiums received are allocated to the coverage segments in the same proportion that the guideline annual premium for each segment bears to the total guideline annual premium of the policy.

7.  Guaranteed Issue:  First year commission rates will be reduced for
    ----------------
Guaranteed Issue for all issue ages. SECURITY LIFE offers two Guaranteed Issue programs known as Regular and Select. The commission levels for each of these programs for first target as described under Commission Structure are shown in the tables below. The commission levels for renewals, ultimate and trail, are the same as the fully underwritten version.


Schedule B
Form No. 1191 (VUL) & 1197 (VUL)                                         05/1/95

Guaranteed Issue:

                                  First Year Commission Rate
                                  --------------------------
                            Issue Age      Non-Smokers      Smokers

Regular Guaranteed Issue:     0-40             77%             48%
                             41-45             77%             43%
                             46-50             61%             27%
                             51-55             35%             11%
                             56-60             17%              4%
                             61-65              8%              4%
                               66+              4%              4%

Select Guaranteed Issue:      0-40             82%             65%
                             41-45             82%             57%
                             46-50             70%             38%
                             51-55             52%             15%
                             56-60             34%              4%
                             61-65             14%              4%
                               66+              4%              4%

Guaranteed Issue is available for ages 71 and above by exception only.


8.   Compensation Payments:  Compensation on initial premium shall be due to the
     ---------------------
SELLING BROKER-DEALER at the time of the issuance of the policy and for all other premium payments at the time of the receipt and acceptance of premium by SECURITY LIFE, except that the amount, if any, and the time of payment of compensation on replacements, reissues, changes, conversions, exchanges, term renewals, term conversions, premiums paid in advance, policies issued on a "guaranteed issue" basis, policies requiring facultative reinsurance arrangements, and other special cases and programs shall be governed by SECURITY LIFE'S underwriting and administrative rules then in effect. The Compensation shall be payable to the SELLING BROKER-DEALER in accordance with the Schedule B in effect at the time of issue of the policy.

9.   Commission Chargeback:  In the event that a policy for which a commission
     ---------------------
has been paid is lapsed or surrendered by the Policy Owner during the first six months, or is returned to SECURITY LIFE for refund of premium during the Free Look Period as described in the policy, SECURITY LIFE and ING AMERICA EQUITIES shall require reimbursement from SELLING BROKER-DEALER equal to 100% of the commission paid. If a premium payment for which a commission has been paid is refunded by SECURITY LIFE, a reimbursement of the commission paid on the amount refunded will be due from the SELLING BROKER-DEALER.


Schedule B
Form No. 1191 (VUL) & 1197 (VUL)                                         05/1/95

The reimbursement may be deducted by ING AMERICA EQUITIES from the next, or any subsequent, commission payment to SELLING BROKER-DEALER.

If the amount to be reimbursed exceeds compensation otherwise due, SELLING BROKER-DEALER shall promptly reimburse ING AMERICA EQUITIES before the next commission cycle.

10.  Broker-Dealer Transfer:  In the event that a Representative terminates from
     ----------------------
the SELLING BROKER-DEALER of record, the compensation provisions set forth in the Selling Agreement will apply.

11.  Production Credits:  Representatives may receive Production Credits from
     ------------------
SECURITY LIFE which may result in an award of trips, bonuses or other items of monetary value.

12.  Internal Exchanges:  Commissions on the exchange of any SECURITY LIFE
     ------------------
policy for FirstLine will be paid in accordance with the exchange procedures in effect at SECURITY LIFE on the date the exchange is completed. The commission rates and/or target premiums may be adjusted in accordance with the rules in effect at the time of the exchange. If the Representative responsible for the exchange is not the producer of the original policy, and the original producer is still active with SECURITY LIFE, no commission will be payable to the Representative or the SELLING BROKER-DEALER.

13.  Termination and Amendment:  SECURITY LIFE and ING AMERICA EQUITIES reserve
     -------------------------
the right to terminate or amend this Schedule by providing written notification to the SELLING BROKER-DEALER in accordance with Sections 9, 15 and 17 of the Selling Agreement. With the exception of the terms changed by any such Amendment, all other terms and conditions of the original Schedule shall remain in full force and effect.

This Schedule shall be effective as of September 1, 1995, or the date the operative Selling Agreement is accepted and executed by SECURITY LIFE, whichever is later.


Schedule B
Form No. 1191 (VUL) & 1197 (VUL)                                         05/1/95

                                  SCHEDULE D



                             COMPENSATION SCHEDULE
                           TO SELLING AGREEMENT FOR
                       SECURITY LIFE STRATEGIC ADVANTAGE
                     VARIABLE LIFE POLICY FORM 1195 (VUL)


This Schedule is an amendment to the ING AMERICA EQUITIES, INC. ("ING AMERICA EQUITIES") Selling Agreement by and among the parties pursuant to paragraph 17 of that Selling Agreement effective as of September 1, 1995, or as set forth below. The provisions of this Schedule shall apply only to Security Life Strategic Advantage Flexible Premium Variable Universal Life policies Form 1195
(VUL), solicited and issued while this Schedule is in effect. All compensation payable under this Schedule shall be subject to the terms and conditions contained herein at the time of issue of the policy. by SECURITY LIFE OF DENVER INSURANCE COMPANY ("SECURITY LIFE").


1.  Fully Underwritten (Non-Guaranteed Issue) and Guaranteed Issue:
    --------------------------------------------------------------

                                  Commissions

     Up to Annual Target          Above Annual Target           All Premiums
     -------------------          -------------------           ------------
      Policy     Policy                 Policy                     Policy
      Year       Years                  Years                      Years
        1         2-5                    1-5                         6+
      ------     ------                 ------                     ------
      15%        10%                      3%                         3%


2.  Target Premium:  The target premium is an annual amount determined from
    --------------
tables published by SECURITY LIFE with respect to a policy or rider upon which commissions are based. As it applies to future business, the target premium may be changed from time to time by SECURITY LIFE. The target premium applicable to a particular coverage shall be determined from the table in force when the first premium for such coverage is entered as paid in the accounting records of SECURITY LIFE.

3.  Trail Commissions:  A trail commission of 0.15% on an annualized basis is
    -----------------
calculated at the end of each month based on the policy's Account Value less policy debt at the end of the prior month. The trail commission begins on the sixth policy anniversary.

The trail commission is payable annually at the end of a policy year provided the policy is in force (and not subject to the Grace Period provision) on such date.

4.  Riders:  Waiver of Cost of Insurance Rider, Additional Insured Rider,
    ------
Guaranteed Insurability Rider, Accidental Death Benefit Rider and Waiver of Specified Premium Rider are

Schedule D
Form No. 1195 (VUL)                                                     09/01/95
commissionable and will have a separate target premium which is set at issue and is level thereafter. The Adjustable Term Insurance Rider has no target premium associated with it. Flat extra ratings with a duration of six years or more are commissionable and substandard table ratings are commissionable based upon the first year additional cost of insurance charge.

5.  Commission Calculation:  Commissions shall be calculated only on premium
    ----------------------
actually received and accepted by SECURITY LIFE. Commissions shall be paid only on an earned basis.

6.  Premium Allocation:  If the Stated Death Benefit has been increased since
    ------------------
the policy date, premiums received are allocated to the coverage segments in the same proportion that the guideline annual premium for each segment bears to the total guideline annual premium of the policy.

7.  Guaranteed Issue: Commission rates for Guaranteed Issue are the same as for
    ----------------
fully underwritten cases. SECURITY LIFE offers two Guaranteed Issue programs known as Regular and Select. Guaranteed Issue is available for ages 71 and above by exception only.

8.  Compensation Payments:  Compensation on initial premium shall be due to the
    ---------------------
SELLING BROKER-DEALER at the time of the issuance of the policy and for all other premium payments at the time of the receipt and acceptance of premium by SECURITY LIFE, except that the amount, if any, and the time of payment of compensation on replacements, reissues, changes, conversions, exchanges, term renewals, term conversions, premiums paid in advance, policies issued on a "guaranteed issue" basis, policies requiring facultative reinsurance arrangements, and other special cases and programs shall be governed by SECURITY LIFE'S underwriting and administrative rules then in effect. The Compensation shall be payable to the SELLING BROKER-DEALER in accordance with the Schedule D in effect at the time of issue of the policy.

9.  Commission Chargeback:  In the event that a policy for which a commission
    ---------------------
has been paid or is returned to SECURITY LIFE for refund of premium during the Free Look Period as described in the policy, SECURITY LIFE and ING AMERICA EQUITIES shall require reimbursement from SELLING BROKER-DEALER equal to 100% of the commission paid. In the event that a policy for which a commission has been paid is lapsed, surrendered or has a requested decrease to the Stated Death Benefit within the first three policy years, SECURITY LIFE and ING AMERICA EQUITIES shall require reimbursement from SELLING BROKER-DEALER. The chargebacks are based on the lesser of the target premium or the actual premium paid in that policy year.

Schedule D
Form No. 1195 (VUL)                                                     09/01/95

                          Commission Chargeback Table


                          Policy          Percent of Annual
                           Year          Target Premium Paid
                           -----         -------------------

                             1                   8%
                             2                   4%
                             3                   2%
                             4                   0%

If a premium payment for which a commission has been paid is refunded by SECURITY LIFE, a reimbursement of the commission paid on the amount refunded will be due from the SELLING BROKER-DEALER.

The reimbursement may be deducted by ING AMERICA EQUITIES from the next, or any subsequent, commission payment to SELLING BROKER-DEALER.

If the amount to be reimbursed exceeds compensation otherwise due, SELLING BROKER-DEALER shall promptly reimburse ING AMERICA EQUITIES before the next commission cycle.

10.  Broker-Dealer Transfer:  In the event that a Representative terminates from
     ----------------------
the SELLING BROKER-DEALER of record, the compensation provisions set forth in the Selling Agreement will apply.

11.  Production Credits:  Representatives may receive Production Credits from
     ------------------
SECURITY LIFE which may result in an award of trips, bonuses or other items of monetary value.

12.  Internal Exchanges:  Commissions on the exchange of any SECURITY LIFE
     ------------------
policy for Strategic Advantage will be paid in accordance with the exchange procedures in effect at SECURITY LIFE on the date the exchange is completed.
The commission rates and/or target premiums may be adjusted in accordance with the rules in effect at the time of the exchange. If the Representative responsible for the exchange is not the producer of the original policy, and the original producer is still active with SECURITY LIFE, no commission will be payable to the Representative or the SELLING BROKER-DEALER.

13.  Termination and Amendment:  SECURITY LIFE and ING AMERICA EQUITIES reserve
     -------------------------
the right to terminate or amend this Schedule by providing written notification to the SELLING BROKER-DEALER in accordance with Sections 9, 15 and 17 of the Selling Agreement. With the exception of the terms changed by any such Amendment, all other terms and conditions of the original Schedule shall remain in full force and effect.


Schedule D
Form No. 1195 (VUL)                                                     09/01/95

This Schedule shall be effective as of September 1, 1995, or the date the operative Selling Agreement is accepted and executed by SECURITY LIFE, whichever is later.

Schedule D
Form No. 1195 (VUL)                                                     09/01/95

                                  SCHEDULE F

                             COMPENSATION SCHEDULE
                 TO ING AMERICA EQUITIES SELLING AGREEMENT FOR
                    FIRST ING OF NEW YORK EXCHEQUER ANNUITY
                    A FLEXIBLE PREMIUM DEFERRED COMBINATION
                           FIXED & VARIABLE ANNUITY
                         CONTRACT FORM 1192 (VA) - NY


This Schedule is an amendment to the Broker-Dealer Supervisory and Selling Agreement for Variable Contracts ("SELLING AGREEMENT") among ING AMERICA EQUITIES, INC. ("ING AMERICA EQUITIES"), FIRST ING LIFE INSURANCE COMPANY OF NEW YORK ("FIRST ING OF NEW YORK") and the broker-dealer and agency(s) signatory thereto, pursuant to paragraph 17 of that Selling Agreement, effective as of January 30, 1997, or as set forth below. The provisions of this Schedule will apply only to First ING of New York Variable Annuity Flexible Premium Deferred Combination Fixed and Variable Annuity Contracts Form 1192 (VA) - NY ("Contract"), solicited and issued while this Schedule is in effect. All compensation payable under this Schedule will be subject to the terms and conditions contained herein at the time of issue of the Contract by FIRST ING OF NEW YORK.

ELECTION OF SCHEDULE
--------------------

The Representative of the SELLING BROKER-DEALER shall elect for each Contract the option under which commission payments will be based for the Contract. Once an option for a Contract is elected, such option cannot thereafter be changed for such Contract. The Representative of the SELLING BROKER-DEALER may elect to be paid under either Option A or Option B, as described below. To elect Option B, the Representative of the SELLING BROKER-DEALER must designate "Option B" or "trails" in the "Representative's Report" section of the Contract application form. If Option B is not so designated on the Contract application, Option A will automatically be in effect for that Contract.

Purchase payments received for Contracts issued on or after the effective date of this Schedule will have the following commission structure:

Option A
--------
6.0% for attained annuitant ages 0 - 74
5.0% for attained annuitant ages 75 - 79
4.0% for attained annuitant ages 80 and above

Option B
--------

5.0% + 0.20% trail for attained annuitant ages 0 - 74
4.0% + 0.20% trail for attained annuitant ages 75 -79
3.0% + 0.20% trail for attained annuitant ages 80 and above


Schedule F
Form No. 1192(VA) - NY

The sliding commission scales set forth above shall apply to all purchase payments made at these attained annuitant ages, regardless of the age of the annuitant at the time of Contract issuance.

Commissions for purchase payments received for Contracts issued prior to the effective date of this Schedule will be paid according to the Compensation
Schedule in effect at the time of such Contract issuance.

1.   Commission Calculation:  Commissions based on purchase payments will be
     ----------------------
calculated only on funds actually received and accepted by FIRST ING OF NEW YORK. Commissions will be paid only on an earned basis.

2.   Trail Commission:  Under Option B, a trail commission (the percentage
     ----------------
indicated) on an annualized basis is calculated at the end of each month based on the Contract's Accumulation Value at the end of the prior month. The trail commission will be payable annually at the end of a Contract year prior to the annuity date provided the Contract is in force on such date.

3.   Compensation Payments:  Compensation on initial purchase payment will be
     ---------------------
due to the SELLING BROKER-DEALER at the time of issuance of the Contract and for all other purchase payments at the time of the receipt and acceptance of the purchase payments by FIRST ING OF NEW YORK, except that the amount, if any, and the time of payment of compensation on replacements, reissues, changes, conversions, exchanges, term renewals, term conversions, premiums paid in advance, policies issued and "guaranteed issue" basis and other special cases and programs will be governed by FIRST ING OF NEW YORK'S underwriting and administrative rules then in effect.

4.   Commission Chargeback:  In the event that a Contract for which a commission
     ---------------------
has been paid is surrendered by the Contract Owner or is returned to FIRST ING OF NEW YORK during the Free Look Period as described in the Contract, FIRST ING OF NEW YORK and ING AMERICA EQUITIES will require reimbursement from SELLING BROKER-DEALER as follows:


  . 100% of commissions paid if the event occurs during the first six months of the Contract.



  . 50% of commissions paid if the event occurs during the second six months of the Contract.


If a purchase payment for which a commission has been paid is refunded by FIRST ING OF NEW YORK, a reimbursement of the commissions paid on the amount refunded will be due from the SELLING BROKER-DEALER.

Schedule F
Form No. 1192(VA) - NY

The reimbursement may be deducted by ING AMERICA EQUITIES from the next, or any subsequent, commission payment to SELLING BROKER-DEALER.

If the amount to be reimbursed exceeds compensation otherwise due, SELLING BROKER-DEALER shall promptly reimburse ING AMERICA EQUITIES before the next commission cycle.



5.       Termination and Amendment: FIRST ING OF NEW YORK and ING AMERICA
         -------------------------
EQUITIES reserve the right to terminate or amend this Schedule by providing written notification to the SELLING BROKER-DEALER in accordance with Sections 9, 15 and 17 of the Selling Agreement. With the exception of the terms changed by any such Amendment, all other terms and conditions of the original Schedule shall remain in full force and effect.

This Schedule shall be effective as of June 16, 1997, or the date the operative Selling Agreement is accepted and executed by FIRST ING OF NEW YORK, whichever is later.


Schedule F
Form No. 1192(VA) - NY